Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gail McIntyre, Chief Executive Officer (Principal Executive Officer) of Aravive, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.

The Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2023 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

Dated: May 10, 2023
	By:	/s/ Gail McIntyre
Name: Gail McIntyre
Title: Chief Executive Officer (Principal Executive Officer)